Exhibit 4.2

HF SINCLAIR CORPORATION

AS ISSUER

and

COMPUTERSHARE TRUST COMPANY, N.A.

AS TRUSTEE

THIRD SUPPLEMENTAL INDENTURE

Dated as of January 23, 2025

to

Indenture dated as of April 27, 2022

5.750% Senior Notes due 2031

6.250% Senior Notes due 2035

Exhibit A-1	Form of the 5.750% Senior Notes due 2031
Exhibit A-2	Form of the 6.250% Senior Notes due 2035

THIS THIRD SUPPLEMENTAL INDENTURE, dated as of January 23, 2025 (this “Third Supplemental Indenture”), is between HF Sinclair Corporation, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a national banking association, as trustee (the “Trustee”).

RECITALS:

WHEREAS, the Company has heretofore entered into an Indenture, dated as of April 27, 2022 (the “Base Indenture”), with the Trustee, providing for the issuance by the Company from time to time of its debentures, notes, or other evidences of indebtedness, in one or more series unlimited as to principal amount (the “Securities”); and

WHEREAS, the Base Indenture, as supplemented by the Third Supplemental Indenture and as further amended and supplemented from time to time, shall be referred to herein as the “Indenture”; and

WHEREAS, the Company has duly authorized and desires to cause to be issued pursuant to the Indenture, two series of Securities to be designated as the “5.750% Senior Notes due 2031” (the “2031 Notes”) and the “6.250% Senior Notes due 2035” (the “2035 Notes” and, together with the 2031 Notes, the “Notes”), each having terms as set forth in this Third Supplemental Indenture; and

WHEREAS, the Company desires to cause the issuance of each series of Notes pursuant to Sections 3.01 and 3.03 of the Base Indenture, which sections permit the execution of indentures supplemental thereto to establish the form and terms of Securities of either series; and

WHEREAS, the Company has requested that the Trustee join in the execution of this Third Supplemental Indenture to establish the form and terms of each series of Notes; and

WHEREAS, all things necessary have been done to make the Notes, when issued and executed by the Company and authenticated and delivered under the Indenture, the valid obligations of the Company, and to make this Third Supplemental Indenture a valid agreement of the Company, enforceable in accordance with the terms hereof;

NOW, THEREFORE, the Company and the Trustee hereby agree that the following provisions shall amend and supplement the Base Indenture, but only in relation to each applicable series of Notes to the extent specified herein, and not to any other series of Securities that are or may be outstanding under the Base Indenture:

Article I

THE NOTES

Section 1.1 Form.

The 2031 Notes and the related Trustee’s certificate of authentication shall be substantially in the respective forms thereof set forth in Exhibit A-1 to this Third Supplemental Indenture and the 2035 Notes and the related Trustee’s certificate of authentication shall be substantially in the respective forms thereof set forth in Exhibit A-2 to this Third Supplemental

Indenture, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Company may deem appropriate or as may be required or appropriate to comply with any laws or with any rules made pursuant thereto or with the rules of any securities exchange or automated quotation system on which such Notes may be listed or traded, or to conform to general usage, or as may, consistently with the Indenture, be determined by the officers executing such Notes, as evidenced by their execution thereof.

Exhibits A-1 and A-2 are hereby incorporated into this Third Supplemental Indenture. The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Third Supplemental Indenture, and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Third Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Third Supplemental Indenture, the provisions of this Third Supplemental Indenture shall govern and be controlling.

The Notes of each series shall be issued upon original issuance in whole in the form of one or more global Securities (“Global Notes”) as provided in the Base Indenture. Each Global Note shall represent such aggregate principal amount of the Outstanding Notes of the applicable series as shall be specified therein and shall provide that it shall represent the aggregate principal amount of Outstanding Notes of such series from time to time endorsed thereon and that the aggregate principal amount of Outstanding Notes of such series represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the aggregate principal amount, or any increase or decrease in the aggregate principal amount, of Outstanding Notes of a series represented thereby shall be made by the Trustee in accordance with written instructions, or such other form of instructions as is customary for the Depository, from the Depository or its nominee on behalf of any Person having a beneficial interest in the Global Note. The Company initially appoints The Depository Trust Company to act as Depository with respect to the Global Notes.

A Global Note may not be transferred except as a whole by the Depository to a nominee of the Depository, by a nominee of the Depository to the Depository or to another nominee of the Depository, or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. All Global Notes will be exchanged by the Company for Definitive Notes of the applicable series if:

(1) the Company delivers to the Trustee notice from the Depository that it is unwilling or unable to continue to act as Depository or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depository is not appointed by the Company within 90 days;

(2) the Company, at its option but subject to the Depository’s rules, determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee; or

(3) there has occurred and is continuing a Default or Event of Default with respect to the Notes, and the Depository notifies the Trustee of its decision to exchange the Global Notes for Definitive Notes.

Upon the occurrence of any of the preceding events in (1), (2) or (3) above, Definitive Notes shall be issued in such names as the Depository shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 3.04 and 3.06 of the Base Indenture. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 1.1 or Sections 3.04 or 3.06 of the Base Indenture, shall upon receipt by Trustee of a Company Order, be authenticated and delivered in the form of, and shall be, a Global Note or a Definitive Note, as applicable.

The transfer and exchange of beneficial interests in the Global Notes will be effected through the Depository, in accordance with the provisions of this Third Supplemental Indenture and the Applicable Procedures.

Section 1.2 Title, Amount, Stated Maturity and Interest.

There are hereby established two new series of Securities to be issued under the Indenture, which are designated as the “5.750% Senior Notes due 2031” and the “6.250% Senior Notes due 2035”.

The Trustee shall initially authenticate and deliver for original issue on the date hereof (a) (i) 2031 Notes in an initial aggregate principal amount of $650,000,000 and (ii) 2035 Notes in an initial aggregate principal amount of $750,000,000, in each case upon delivery to the Trustee of a Company Order for the authentication and delivery of such Notes.

The aggregate principal amount of the Notes of each series that may be authenticated and delivered pursuant to the Indenture is unlimited. The aggregate principal amount of the Notes of either series to be issued under the Indenture may be increased at any time, and the Notes of either series may be reopened for issuances of additional Notes of such series, upon a Company Order, without the consent of any Holder and without any further supplement or amendment to the Indenture; provided that if such additional Notes are not fungible with the Notes of the applicable series issued on the date of this Third Supplemental Indenture for U.S. federal income tax purposes, such additional Notes shall have a separate CUSIP number. Each such Company Order for the issuance of additional Notes shall specify the series and principal amount of the Notes to be authenticated, the date on which the additional Notes are to be authenticated, and the name or names of the initial Holder or Holders thereof. The Notes of each series issued on the date of this Third Supplemental Indenture and any additional Notes of such series that may be issued after such date shall be part of the same series of Securities for all purposes under the Indenture.

The Stated Maturity of the 2031 Notes shall be January 15, 2031. The Stated Maturity of the 2035 Notes shall be January 15, 2035.

The rate at which the Notes of each series shall bear interest, the date from which such interest shall accrue, the dates on which interest shall be payable and the Regular Record Date for interest payable on any Interest Payment Date, in each case, shall be as set forth in the form of the Notes of such series attached as Exhibits A-1 or A-2, as applicable, to this Third Supplemental Indenture. All payments of principal of, premium, if any, and interest due on any Notes represented by Global Notes on any Interest Payment Date or at Maturity, will be made available to the Trustee by 11:00 a.m., New York City time, on such date, unless such date falls on a day that is not a Business Day, in which case such payments will be made available to the Trustee by 11:00 a.m., New York City time, on the next Business Day. As soon as practicable thereafter, the Trustee will make such payments to the Depository.

Section 1.3 Security Registrar and Paying Agent.

The Company initially appoints the Trustee as Security Registrar and Paying Agent with respect to each series of Notes. The office or agency where Notes may be presented for registration of transfer or exchange and the Place of Payment for the Notes shall initially be the Corporate Trust Office of the Trustee.

Article II

CERTAIN COVENANTS

Section 2.1 Offer to Purchase the Notes upon a Change of Control.

In addition to the foregoing covenants and the other covenants in the Base Indenture, the following covenant shall apply with respect to the Notes.

(1) If a Change of Control Triggering Event occurs with respect to a series of Notes, each Holder of such Notes will have the right, except as provided below in this Section 2.1, to require the Company to purchase all or any part (in a principal amount of $2,000 or equal to integral multiples of $1,000 in excess thereof) of such Holder’s Notes of such series at a purchase price in cash equal to 101% of the principal amount of such Notes plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).

(2) Within 30 days following any Change of Control Triggering Event with respect to a series of Notes, the Company will send a notice (the “Change of Control Offer”) to each Holder of such Notes, with a copy to the Trustee, stating:

(a) that a Change of Control Triggering Event has occurred with respect to such Notes and that such Holder has the right to require the Company to purchase such Holder’s Notes of such series at a purchase price in cash equal to 101% of the principal amount of such Notes plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on a record date to receive interest on the relevant Interest Payment Date) (the “Change of Control Payment”);

(b) the repurchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is sent) (the “Change of Control Payment Date”);

(c) that any Note not properly tendered will remain outstanding and continue to accrue interest;

(d) that unless the Company defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest on the Change of Control Payment Date;

(e) that Holders electing to have any such Notes in certificated form purchased pursuant to a Change of Control Offer will be required to surrender such Notes, with the form entitled “Option of Holder to Elect Purchase” on the reverse of such Notes completed, to the paying agent specified in the notice at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

(f) that Holders will be entitled to withdraw their tendered Notes and their election to require the Company to purchase such Notes, provided that the paying agent receives, not later than the close of business on the third Business Day preceding the Change of Control Payment Date, a telegram, facsimile transmission or letter setting forth the name of the Holder of the Notes, the principal amount of Notes tendered for purchase, and a statement that such Holder is withdrawing its tendered Notes and its election to have such Notes purchased;

(g) that if the Company is purchasing a portion of the Note of any Holder, the Holder will be issued a new Note of the applicable series equal in principal amount to the unpurchased portion of the Note surrendered, provided that the unpurchased portion of the Note must be equal to a minimum principal amount of $2,000 and an integral multiple of $1,000 in excess of $2,000; and

(h) the procedures determined by the Company, consistent with the Indenture, that a Holder must follow in order to have its Notes repurchased.

(3) On the applicable Change of Control Payment Date, the Company will, to the extent lawful:

(a) accept for payment all Notes or portions of Notes (in a principal amount of $2,000 or integral multiples of $1,000 in excess thereof) properly tendered pursuant to the Change of Control Offer and not properly withdrawn;

(b) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes accepted for payment; and

(c) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Company.

(4) The Paying Agent will promptly mail or deliver to each Holder of Notes accepted for payment the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note of the applicable series equal in principal amount to any unpurchased portion of the Note surrendered, if any; provided that each such new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess of $2,000.

(5) Notwithstanding the foregoing, the Company is not required to make a Change of Control Offer upon a Change of Control Triggering Event with respect to a series of Notes if (a) a third party makes the Change of Control Offer with respect to such series in the manner, at the times and otherwise in compliance with this Section 2.1 applicable to a Change of Control Offer made by the Company and purchases all Notes of such series validly tendered and not properly withdrawn under such Change of Control Offer, (b) notice of redemption of all of the Outstanding Notes of such series has been given pursuant to Article III hereof, unless and until there is a default in payment of the applicable Redemption Price or (c) in connection with or in contemplation of any Change of Control, the Company has made an offer to purchase (an “Alternate Offer”) any and all Outstanding Notes of such series validly tendered at a cash price equal to or higher than the Change of Control Payment and has purchased all Outstanding Notes of such series properly tendered and not withdrawn in accordance with the terms of such Alternate Offer. A Change of Control Offer may be made in advance of a Change of Control Triggering Event, and conditioned upon the occurrence of a Change of Control Triggering Event, if a definitive agreement is in place for the Change of Control at the time of making the Change of Control Offer.

(6) The Company will comply, to the extent applicable, with the requirements of Rule 14e-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any other securities laws or regulations in connection with the repurchase of Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 2.1, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 2.1 by virtue of its compliance with such securities laws or regulations.

(7) If Holders of not less than 90% in aggregate principal amount of the Outstanding Notes of a series validly tender and do not withdraw such Notes in a Change of Control Offer or an Alternate Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company as described above, purchases all of such Notes validly tendered and not withdrawn by such Holders, the Company will have the right, upon not less than 10 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer or Alternate Offer described above, to redeem all such Notes that remain Outstanding following such purchase at a Redemption Price in cash equal to the applicable Change of Control Payment plus, to the extent not included in the Change of Control Payment, accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date). Any redemption pursuant to this paragraph shall be made in compliance with Article III hereof.

Article III

REDEMPTION

Section 3.1 Optional Redemption.

(1) At its option at any time prior to maturity, the Company may redeem all or any portion of the Notes of each series, at once or from time to time, in accordance with the provisions of Section 7 on the reverse of the relevant form of the Notes in Exhibit A-1 or Exhibit A-2 hereto, as applicable. In addition, the Notes may be redeemed as provided in clause (7) of Section 2.1 hereof.

(2) Any redemption pursuant to this Section 3.1 shall otherwise be made in accordance with the provisions of Article 12 of the Base Indenture.

Article IV

SUPPLEMENTAL INDENTURES

Section 4.1 Waivers or Supplemental Indentures With Consent of Holders.

With respect to the Notes, for the avoidance of doubt, notwithstanding any contrary provisions in Section 9.02 of the Base Indenture or any other provision of the Indenture, the Company’s obligation to make a Change of Control Offer with respect to either series of Notes pursuant to Section 2.1 hereof may be waived or modified or terminated, including by supplemental indenture pursuant to Section 9.02 of the Base Indenture, with the consent of the Holders of a majority in principal amount of the Notes of such series then Outstanding (including consents obtained in connection with a tender offer or exchange offer for the Notes), whether before or after the occurrence of a Change of Control Triggering Event.

Article V

MISCELLANEOUS PROVISIONS

Section 5.1 Definitions.

All capitalized terms used herein and not otherwise defined below shall have the meanings ascribed thereto in the Base Indenture. The following are additional definitions used in this Third Supplemental Indenture:

“2031 Notes” has the meaning set forth in the recitals hereto.

“2035 Notes” has the meaning set forth in the recitals hereto.

“Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depository, Euroclear and Clearstream that apply to such transfer or exchange.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning. For purposes of this definition, a Person shall not be deemed to Beneficially Own securities that are the subject of a stock purchase agreement, merger agreement or similar agreement until consummation of the transactions or, as applicable, series of related transactions contemplated thereby.

“Change of Control” means:

(1) any transaction as a result of which any “person” or “group” of related persons (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company (for the purposes of this clause (1), such person or group shall be deemed to Beneficially Own any Voting Stock of the Company held by a parent entity, if such person or group Beneficially Owns, directly or indirectly, more than 50% of the total voting power of the Voting Stock of such parent entity);

(2) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act); or

(3) the adoption by the shareholders of the Company of a plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the preceding, a Change of Control shall not be deemed to occur upon the consummation of any actions undertaken by the Company solely for the purpose of changing the Company’s legal structure. In addition, notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (1) above if (i) the Company becomes a direct or indirect wholly owned Subsidiary of a holding company and (ii) (A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction, or (B) (1) immediately following that transaction, the holders of the Company’s Voting Stock immediately prior to that transaction are the Beneficial Owners, directly or indirectly, of more than 50% of the Voting Stock of such holding company and (2) immediately following that transaction, no Person becomes the Beneficial Owner of Voting Stock representing 50% or more of the voting power of the total outstanding Voting Stock of such holding company.

“Change of Control Triggering Event” means, with respect to each series of Notes, the occurrence of both a Change of Control and a Rating Decline with respect to such Notes.

“Definitive Notes” means a certificated Note registered in the name of the Holder thereof.

“Global Note” means, each of the Notes deposited with or on behalf of and registered in the name of the Depository or its nominee, substantially in the form of Exhibit A-1 or Exhibit A-2 hereto, as applicable, and that bears the Global Note legend and that has the “Schedule of Increases or Decreases in Global Note” attached thereto, issued in accordance with Section 2.01 of the Base Indenture.

“Initial Notes” means, with respect to each series of Notes, the Notes of such series issued on the date of this Third Supplemental Indenture.

“Investment Grade Rating” means a rating of “Baa3” or higher by Moody’s or “BBB-” or higher by S&P, or the equivalent by any successor Rating Agency.

“Moody’s” means Moody’s Investors Service, Inc. or any successor to the rating agency business thereof.

“Notes” has the meaning set forth in the recitals hereto. The Initial Notes of each series and any additional Notes of such series issued in accordance with Section 1.1 hereof shall be treated as a single series for all purposes under the Indenture, and unless the context otherwise requires, all references to the Notes of a series shall include the Initial Notes of such series and any additional Notes of such series.

“Participant” means, with respect to the Depository, Euroclear or Clearstream, a Person who has an account with the Depository, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

“Rating Agency” means each of S&P and Moody’s, or if S&P or Moody’s or both shall not make a rating on the Notes, publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, shall be selected by the Company and substituted for S&P or Moody’s, or both, as the case may be.

“Rating Decline” shall be deemed to have occurred in relation to a series of Notes if, on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 30-day period following public notice of the occurrence of the Change of Control (which period shall be extended so long as the rating of such Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies and the other Rating Agency has either downgraded, or publicly announced that it is considering downgrading, such Notes), each of the Rating Agencies decreases its rating of such Notes by one or more gradations (including gradations within categories as well as between rating categories) to a rating that is below its rating of such Notes on the day immediately prior to the earlier of (i) the date of the first public announcement of the possibility of a proposed transaction that would result in a Change of Control or (ii) the date that the possibility of such transaction is disclosed to either of the Rating Agencies. Notwithstanding the foregoing, if such Notes have an Investment Grade Rating by each of the Rating Agencies on the day immediately prior to the earlier of (i) the date of the first public announcement of the possibility of a proposed transaction that would result in a Change of Control or (ii) the date that the possibility of such transaction is disclosed to either of the Ratings Agencies, then “Rating Decline” means a decrease in the ratings of such Notes by one or more gradations (including gradations within categories as well as between rating categories) by each of the Rating Agencies such that the rating of such Notes by each of the Rating Agencies falls below an Investment Grade Rating no later than 30 days following public notice of the occurrence of the Change of Control (which 30-day period shall be extended so long as the rating of such notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies and the other Rating Agency has either downgraded, or publicly announced that it is considering downgrading, such Notes).

“S&P” means S&P Global Ratings, a division of S&P Global Inc., or any successor to the rating agency business thereof.

Section 5.2 Ratification and Incorporation of Indenture.

As supplemented hereby, the Base Indenture is in all respects ratified and confirmed by the Company, and the Indenture and this Third Supplemental Indenture shall be read, taken and construed as one and the same instrument. Capitalized terms used herein for which no definition is provided herein shall have the meaning set forth in the Base Indenture.

Section 5.3 Table of Contents, Headings, etc.

The table of contents and headings of the Articles and Sections of this Third Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 5.4 Counterpart Originals.

This Third Supplemental Indenture may be executed in several counterparts (which may be delivered in original form, facsimile, electronic mail (including any electronic signature covered by the Electronic Signatures in Global and National Commerce Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law (e.g., www.docusign.com)) or other electronic transmission (i.e., a “pdf” or “tif”)), each of which shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Third Supplemental Indenture and of delivery of electronic signature shall constitute effective execution and delivery of this Third Supplemental Indenture as to the parties hereto and may be used in lieu of the original manually executed Third Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted electronically shall be deemed to be their original signatures for all purposes.

Section 5.5 Governing Law.

THIS THIRD SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 5.6 Waiver of Jury Trial.

EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS THIRD SUPPLEMENTAL INDENTURE, THE INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 5.7 U.S.A. PATRIOT Act.

The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. PATRIOT Act, the Trustee is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Third Supplemental Indenture agree that they shall provide the Trustee with such information as it may reasonably request in order for the Trustee to satisfy the requirements of the U.S.A. PATRIOT Act.

Section 5.8 Severability.

In case any provision in this Third Supplemental Indenture or the Notes is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

Section 5.9 Certain Trustee Matters.

The recitals and statements contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Third Supplemental Indenture or the Notes or the proper authorization or the due execution hereof or thereof by the Company. The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the date first written above.

HF SINCLAIR CORPORATION

By:	/s/ Michael Cullen
Name:	Michael Cullen
Title:	Vice President and Treasurer

Third Supplemental Indenture Signature Page

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:	/s/ Erika Mullen
Name:	Erika Mullen
Title:	Vice President

Third Supplemental Indenture Signature Page

Exhibit A-1

FORM OF 2031 NOTE

[FACE OF NOTE]

[THIS GLOBAL NOTE IS HELD BY THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.09 OF THE BASE INDENTURE AND (2) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.*

*	To be included in a Global Note only.

A1-1

HF SINCLAIR CORPORATION

5.750% SENIOR NOTE DUE 2031

No. __________	$	__________

CUSIP No. 403949 AR1

ISIN US403949AR17

HF SINCLAIR CORPORATION, a Delaware corporation (the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received promises to pay to [Cede & Co.]* or registered assigns, the principal sum of __________ Dollars [,or such greater or lesser amount as indicated on the Schedule of Increases or Decreases in Global Note,]* on January 15, 2031.

Interest Payment Dates: January 15 and July 15

Regular Record Dates: January 1 and July 1

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

*	To be included in a Global Note only.

A1-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by its duly authorized officers.

HF SINCLAIR CORPORATION

By:
Name:
Title:

ATTEST:

Name:
Title:

A1-3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:
Name:
Title:

Dated: _______________

A1-4

[REVERSE OF NOTE]

HF SINCLAIR CORPORATION

5.750% SENIOR NOTE DUE 2031

This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of HF SINCLAIR CORPORATION, a Delaware corporation (the “Company”), issued under the Indenture hereinafter referred to and is one of a series of such debentures, notes or other evidences of indebtedness designated pursuant thereto as 5.750% Senior Notes due 2031 (herein, the “Notes”) of the Company.

1. Interest.

The Company promises to pay interest on the principal amount of this Note at the rate of 5.750% per annum. The Company will pay interest semiannually in arrears on January 15 and July 15 of each year, beginning [ ⚫ ] (each an “Interest Payment Date”), and on the Maturity of the Notes, or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Notes will accrue from the most recent Interest Payment Date on which interest has been paid [or, with respect to Notes issued on the date of the Third Supplemental Indenture, from January 23, 2025]; provided, that if there is no existing Default in the payment of, or provisions for, interest, and if this Note is authenticated between a Regular Record Date referred to on the face hereof (whether or not a Business Day) and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. The interest so payable, and punctually paid or provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest as set forth on the face hereof; provided, however, that interest payable at Maturity of this Note will be payable to the Person to whom the principal hereof shall be payable. Any such interest which is so payable, but is not punctually paid or duly provided for on any Interest Payment Date, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, New York, New York, or at such other offices or agencies maintained for such purpose as the Company may from time to time and in accordance with the Indenture designate, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that (i) payment of interest may, at the option of the Company, be made (subject to collection) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or, with respect to Notes evidenced by a Global Note, if appropriate wire transfer instructions to a U.S. dollar account maintained by the payee with a bank in the United States have been received in writing by the Trustee, not later than five Business Days prior to the record date for an applicable Interest Payment Date, be made by wire transfer of immediately available funds in accordance

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with such wire transfer instructions if such Holder holds at least $1,000,000 aggregate principal amount of the Notes; and (ii) payment of the principal (and premium, if any) of this Note will be made upon surrender of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, New York, New York or at such additional offices or agencies maintained for such purpose as the Company may from time to time and in accordance with the Indenture designate.

3. Paying Agent and Security Registrar.

Initially, Computershare Trust Company, N.A. will, at its Corporate Trust Office, act as the Company’s office or agency where the Securities may be presented or surrendered for payment, where the Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and the Indenture may be served. The Corporate Trust Office is currently located at Computershare Trust Company, N.A., Corporate Trust Services, 1505 Energy Park Drive, St. Paul, MN 55108.

4. Indenture.

Reference is made hereby to (i) the Indenture, dated as of April 27, 2022 (the “Base Indenture”), between the Company as issuer and Computershare Trust Company, N.A., as trustee (the “Trustee”) and (ii) the Third Supplemental Indenture thereto, dated as of January 23, 2025 (the “Third Supplemental Indenture”), between the Company and the Trustee, providing for the issuance of the Notes and certain other series of Securities. The Base Indenture, as amended and supplemented by the Third Supplemental Indenture, and as may be further duly amended and supplemented in accordance with the terms thereof, is referred to herein as the “Indenture.” The terms of the Notes include those stated in the Indenture (including terms defined therein, which terms when used but not defined herein, unless the context requires otherwise, shall have the meanings assigned to such terms in the Indenture) and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”), as in effect on the date of execution of the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms.

The Notes are unsecured general obligations of the Company initially limited to $650,000,000 in aggregate principal amount; provided, however, that the authorized aggregate principal amount of the Notes may be increased above such amount as provided in the Indenture. The Indenture provides for the issuance of other series of debentures, notes and other evidences of indebtedness (including the Notes, the “Securities”) thereunder.

5. Denominations; Transfer; Exchange.

The Notes are to be issued in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Notes in accordance with the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes or other governmental charges and fees required by law or permitted by the Indenture. The Company hereby irrevocably undertakes to the Holder hereof to exchange this Note in accordance with the terms of the Indenture without service charge.

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6. Person Deemed Owner.

The registered Holder of a Note may be treated as the owner of such Note for all purposes.

7. Optional Redemption.

The Notes are redeemable, in whole or in part, at the option of the Company at any time or from time to time prior to maturity, as provided below or as provided in Section 2.1 of the Third Supplemental Indenture.

Prior to December 15, 2030 (the “Par Call Date”), the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in each case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

On or after the Par Call Date, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date. In each case, the redemption is subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or before the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the Notes, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date for the Notes (the “Remaining Life”); or (2) if there is no such Treasury

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constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to such Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on such Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from such Par Call Date, one with a maturity date preceding such Par Call Date and one with a maturity date following such Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding such Par Call Date. If there are two or more United States Treasury securities maturing on such Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Company will, prior to the Redemption Date, file with the trustee an Officers’ Certificate setting forth the Treasury Rate. The Trustee shall have no duty to verify the Company’s calculation of the Treasury Rate.

Any such redemption may, at the discretion of the Company, be conditioned upon the closing of another transaction, including a sale of securities or other financing, in each case as specified in the notice in reasonable detail. A notice of conditional redemption will be of no effect unless all conditions to the redemption have occurred on or before the Redemption Date or have been waived by the Company on or before the Redemption Date. The Company will provide notice of the satisfaction of all conditions as soon as practicable following occurrence of the conditions. The Company will provide written notice of a delay or rescission of such notice of redemption (and rescission and cancellation of the redemption of the Notes) to the Trustee no later than 10:00 a.m., New York City time, on the Redemption Date. Upon receipt of such notice of delay of such Redemption Date or rescission of such notice of redemption, such Redemption Date shall be automatically delayed or such notice of redemption shall be automatically rescinded, as applicable, and the redemption of the Notes shall be automatically delayed or rescinded and cancelled, as applicable, as provided in such notice.

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The Company will mail or deliver a notice of redemption at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. If the Company elects to partially redeem the Notes, the Trustee will select the Notes to be redeemed in accordance with the provisions of Section 12.03 of the Base Indenture.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption.

8. Change of Control Trigger Event. If a Change of Control Triggering Event occurs with respect to the Notes, the Company may be obligated to offer to purchase all outstanding Notes as provided in the Indenture.

9. Amendment; Supplement; Waiver.

Subject to certain exceptions and limitations set forth in the Indenture, the Indenture may be supplemented with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, and any past default under the Indenture with respect to the Notes, and its consequences, may be waived by the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes in accordance with the terms of the Indenture. Without the consent of any Holder, the Company and the Trustee may supplement the Indenture for certain purposes, as provided in the Indenture.

A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of Securities under the Indenture, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the Holders of Securities of any other series.

10. Defaults and Remedies.

If any Event of Default with respect to the Notes at any time outstanding occurs and is continuing (other than an Event of Default with respect to certain events of bankruptcy, insolvency or reorganization in respect of the Company as specified in the Indenture), either the Trustee or the Holders of at least 25% in aggregate principal amount of the then Outstanding Notes may declare the principal amount of, and accrued and unpaid interest, if any, on, all of the Notes to be due and payable immediately. If an Event of Default relating to such events of bankruptcy, insolvency or reorganization occurs, such amount shall ipso facto become immediately due and payable. At any time after a declaration or occurrence of acceleration with respect to the Notes has been made, but before a judgment or decree based on such acceleration has been obtained, the Event of Default giving rise to such declaration of acceleration shall, under certain circumstances, be deemed to have been waived, and such declaration and its consequences shall be deemed to have been rescinded and annulled.

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Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then Outstanding Notes may direct the Trustee in its exercise of any trust or power with respect to the Notes. However, the Trustee may refuse to follow any direction that conflicts with law or the Indenture or that the Trustee determines is unduly prejudicial to the rights of other Holders (it being understood that the Trustee does not have an affirmative duty to ascertain whether not any such direction unduly prejudices the rights of such Holders) or involves the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium (if any) or interest) if in good faith it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

11. Discharge Prior to Maturity.

The Indenture shall be satisfied and discharged and the Notes canceled upon the payment of all Notes and, as provided in Article 4 of the Base Indenture, shall be satisfied and discharged except for certain obligations upon the irrevocable deposit with the Trustee of funds sufficient for such payment.

12. Trustee Dealings with Company.

The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates or any subsidiary of the Company’s Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

13. Authentication.

This Note shall not be valid until authenticated by the manual signature of an authorized signer of the Trustee.

14. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the correctness of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed thereon.

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT –
(Cust.)

TEN ENT	– as tenants by entireties	Custodian for:
(Minor)

under Uniform Gifts to
JT TEN	– as joint tenants with right of	Minors Act of
	survivorship and not as tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address including postal zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated
Signature of Registered Holder

Signature Guarantee:

Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 2.1 of the Third Supplemental Indenture, check the box: ☐

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 2.1 of the Third Supplemental Indenture, state the amount you elect to have purchased (in the minimum principal amount of $2,000 or integral multiples of $1,000 in excess thereof):

$_________

Date:__________________

Your Signature: _________________________________________________________

        (Sign exactly as your name appears on the face of this Note)

Tax Identification No.: ______________________

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL NOTE*

The following increases or decreases in the principal amount of this Global Note have been made:

Date of Change	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such Decrease (or Increase)	Signature of Authorized Signatory of Trustee or Depository

*	To be included in a Global Note only.

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Exhibit A-2

FORM OF 2035 NOTE

[FACE OF NOTE]

[THIS GLOBAL NOTE IS HELD BY THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.09 OF THE BASE INDENTURE AND (2) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

*	To be included in a Global Note only.

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HF SINCLAIR CORPORATION

6.250% SENIOR NOTE DUE 2035

No. __________	$__________

CUSIP No.403949 AS9

ISIN US403949AS99

HF SINCLAIR CORPORATION, a Delaware corporation (the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received promises to pay to [Cede & Co.]* or registered assigns, the principal sum of __________ Dollars [,or such greater or lesser amount as indicated on the Schedule of Increases or Decreases in Global Note,]* on January 15, 2035.

Interest Payment Dates: January 15 and July 15

Regular Record Dates: January 1 and July 1

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

*	To be included in a Global Note only.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by its duly authorized officers.

HF SINCLAIR CORPORATION

By:
Name:
Title:

ATTEST:

Name:
Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:
Name:
Title:

Dated:

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[REVERSE OF NOTE]

HF SINCLAIR CORPORATION

6.250% SENIOR NOTE DUE 2035

This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of HF SINCLAIR CORPORATION, a Delaware corporation (the “Company”), issued under the Indenture hereinafter referred to and is one of a series of such debentures, notes or other evidences of indebtedness designated pursuant thereto as 6.250% Senior Notes due 2035 (herein, the “Notes”) of the Company.

1. Interest.

The Company promises to pay interest on the principal amount of this Note at the rate of 6.250% per annum. The Company will pay interest semiannually in arrears on January 15 and July 15 of each year, beginning [ ⚫ ] (each an “Interest Payment Date”), and on the Maturity of the Notes, or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Notes will accrue from the most recent Interest Payment Date on which interest has been paid [or, with respect to Notes issued on the date of the Third Supplemental Indenture, from January 23, 2025]; provided, that if there is no existing Default in the payment of, or provisions for, interest, and if this Note is authenticated between a Regular Record Date referred to on the face hereof (whether or not a Business Day) and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. The interest so payable, and punctually paid or provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest as set forth on the face hereof; provided, however, that interest payable at Maturity of this Note will be payable to the Person to whom the principal hereof shall be payable. Any such interest which is so payable, but is not punctually paid or duly provided for on any Interest Payment Date, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, New York, New York, or at such other offices or agencies maintained for such purpose as the Company may from time to time and in accordance with the Indenture designate, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that (i) payment of interest may, at the option of the Company, be made (subject to collection) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or, with respect to Notes evidenced by a Global Note, if appropriate wire transfer instructions to a U.S. dollar account maintained by the payee with a bank in the United States have been received in writing by the Trustee, not later than five Business Days prior to the record date for an applicable Interest Payment Date, be made by wire transfer of immediately available funds in accordance

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with such wire transfer instructions if such Holder holds at least $1,000,000 aggregate principal amount of the Notes; and (ii) payment of the principal (and premium, if any) of this Note will be made upon surrender of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, New York, New York or at such additional offices or agencies maintained for such purpose as the Company may from time to time and in accordance with the Indenture designate.

3. Paying Agent and Security Registrar.

Initially, Computershare Trust Company, N.A. will, at its Corporate Trust Office, act as the Company’s office or agency where the Securities may be presented or surrendered for payment, where the Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and the Indenture may be served. The Corporate Trust Office is currently located at Computershare Trust Company, N.A., Corporate Trust Services, 1505 Energy Park Drive, St. Paul, MN 55108.

4. Indenture.

Reference is made hereby to (i) the Indenture, dated as of April 27, 2022 (the “Base Indenture”), between the Company as issuer and Computershare Trust Company, N.A., as trustee (the “Trustee”) and (ii) the Third Supplemental Indenture thereto, dated as of January 23, 2025 (the “Third Supplemental Indenture”), between the Company and the Trustee, providing for the issuance of the Notes and certain other series of Securities. The Base Indenture, as amended and supplemented by the Third Supplemental Indenture, and as may be further duly amended and supplemented in accordance with the terms thereof, is referred to herein as the “Indenture.” The terms of the Notes include those stated in the Indenture (including terms defined therein, which terms when used but not defined herein, unless the context requires otherwise, shall have the meanings assigned to such terms in the Indenture) and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”), as in effect on the date of execution of the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms.

The Notes are unsecured general obligations of the Company initially limited to $750,000,000 in aggregate principal amount; provided, however, that the authorized aggregate principal amount of the Notes may be increased above such amount as provided in the Indenture. The Indenture provides for the issuance of other series of debentures, notes and other evidences of indebtedness (including the Notes, the “Securities”) thereunder.

5. Denominations; Transfer; Exchange.

The Notes are to be issued in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Notes in accordance with the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes or other governmental charges and fees required by law or permitted by the Indenture. The Company hereby irrevocably undertakes to the Holder hereof to exchange this Note in accordance with the terms of the Indenture without service charge.

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6. Person Deemed Owner.

The registered Holder of a Note may be treated as the owner of such Note for all purposes.

7. Optional Redemption.

The Notes are redeemable, in whole or in part, at the option of the Company at any time or from time to time prior to maturity, as provided below or as provided in Section 2.1 of the Third Supplemental Indenture.

Prior to October 15, 2034 (the “Par Call Date”), the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in each case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

On or after the Par Call Date, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date. In each case, the redemption is subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or before the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the Notes, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date for the Notes (the “Remaining Life”); or (2) if there is no such Treasury

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constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to such Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on such Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from such Par Call Date, one with a maturity date preceding such Par Call Date and one with a maturity date following such Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding such Par Call Date. If there are two or more United States Treasury securities maturing on such Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Company will, prior to the Redemption Date, file with the trustee an Officers’ Certificate setting forth the Treasury Rate. The Trustee shall have no duty to verify the Company’s calculation of the Treasury Rate.

Any such redemption may, at the discretion of the Company, be conditioned upon the closing of another transaction, including a sale of securities or other financing, in each case as specified in the notice in reasonable detail. A notice of conditional redemption will be of no effect unless all conditions to the redemption have occurred on or before the Redemption Date or have been waived by the Company on or before the Redemption Date. The Company will provide notice of the satisfaction of all conditions as soon as practicable following occurrence of the conditions. The Company will provide written notice of a delay or rescission of such notice of redemption (and rescission and cancellation of the redemption of the Notes) to the Trustee no later than 10:00 a.m., New York City time, on the Redemption Date. Upon receipt of such notice of delay of such Redemption Date or rescission of such notice of redemption, such Redemption Date shall be automatically delayed or such notice of redemption shall be automatically rescinded, as applicable, and the redemption of the Notes shall be automatically delayed or rescinded and cancelled, as applicable, as provided in such notice.

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The Company will mail or deliver a notice of redemption at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. If the Company elects to partially redeem the Notes, the Trustee will select the Notes to be redeemed in accordance with the provisions of Section 12.03 of the Base Indenture.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption.

8. Change of Control Trigger Event. If a Change of Control Triggering Event occurs with respect to the Notes, the Company may be obligated to offer to purchase all outstanding Notes as provided in the Indenture.

9. Amendment; Supplement; Waiver.

Subject to certain exceptions and limitations set forth in the Indenture, the Indenture may be supplemented with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, and any past default under the Indenture with respect to the Notes, and its consequences, may be waived by the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes in accordance with the terms of the Indenture. Without the consent of any Holder, the Company and the Trustee may supplement the Indenture for certain purposes, as provided in the Indenture.

A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of Securities under the Indenture, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the Holders of Securities of any other series.

10. Defaults and Remedies.

If any Event of Default with respect to the Notes at any time outstanding occurs and is continuing (other than an Event of Default with respect to certain events of bankruptcy, insolvency or reorganization in respect of the Company as specified in the Indenture), either the Trustee or the Holders of at least 25% in aggregate principal amount of the then Outstanding Notes may declare the principal amount of, and accrued and unpaid interest, if any, on, all of the Notes to be due and payable immediately. If an Event of Default relating to such events of bankruptcy, insolvency or reorganization occurs, such amount shall ipso facto become immediately due and payable. At any time after a declaration or occurrence of acceleration with respect to the Notes has been made, but before a judgment or decree based on such acceleration has been obtained, the Event of Default giving rise to such declaration of acceleration shall, under certain circumstances, be deemed to have been waived, and such declaration and its consequences shall be deemed to have been rescinded and annulled.

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Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then Outstanding Notes may direct the Trustee in its exercise of any trust or power with respect to the Notes. However, the Trustee may refuse to follow any direction that conflicts with law or the Indenture or that the Trustee determines is unduly prejudicial to the rights of other Holders (it being understood that the Trustee does not have an affirmative duty to ascertain whether not any such direction unduly prejudices the rights of such Holders) or involves the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium (if any) or interest) if in good faith it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

11. Discharge Prior to Maturity.

The Indenture shall be satisfied and discharged and the Notes canceled upon the payment of all Notes and, as provided in Article 4 of the Base Indenture, shall be satisfied and discharged except for certain obligations upon the irrevocable deposit with the Trustee of funds sufficient for such payment.

12. Trustee Dealings with Company.

The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates or any subsidiary of the Company’s Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

13. Authentication.

This Note shall not be valid until authenticated by the manual signature of an authorized signer of the Trustee.

14. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the correctness of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed thereon.

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT—(Cust.)
TEN ENT	- as tenants by entireties	Custodian for: (Minor) under Uniform Gifts to
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	Minors Act of (State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address including postal zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated	Signature of Registered Holder

Signature Guarantee:

Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 2.1 of the Third Supplemental Indenture, check the box: ☐

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 2.1 of the Third Supplemental Indenture, state the amount you elect to have purchased (in the minimum principal amount of $2,000 or integral multiples of $1,000 in excess thereof):

$_________

Date:__________________

Your Signature: _________________________________________________________

      (Sign exactly as your name appears on the face of this Note)

Tax Identification No.: ______________________

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL NOTE*

The following increases or decreases in the principal amount of this Global Note have been made:

Date of Change	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such Decrease (or Increase)	Signature of Authorized Signatory of Trustee or Depository

*	To be included in a Global Note only.

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